UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22467

Kayne Anderson Midstream/Energy Fund, Inc.

(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002
(Address of principal executive offices)	(Zip code)

David Shladovsky, Esq.

KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002

(Name and address of agent for service)

Registrant’s telephone number, including area code: (713) 493-2020

Date of fiscal year end: November 30, 2012

Date of reporting period: May 31, 2012

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The report of Kayne Anderson Midstream/Energy Fund, Inc. (the “Registrant”) to stockholders for the semi-annual period ended May 31, 2012 is attached below.

Midstream/Energy Fund

KMF Semi-Annual Report

May 31, 2012

Help Your Investment Grow With Kayne Anderson’s Dividend Reinvestment Plan

Many of our shareholders are already enrolled in our Dividend Reinvestment Plan (the “DRIP Plan”), but we would like to make sure that all shareholders are aware of this opportunity.

Q&A

What is the dividend reinvestment plan?

The DRIP Plan offers you a quick and simple way to reinvest your distributions into additional shares of Kayne Anderson Midstream/Energy Fund (“KMF”). Participation would help you increase your investment in KMF over time at below market prices.

How do participating shareholders benefit?

—	The DRIP Plan enables you to automatically reinvest distributions received from KMF.

—	Participants in the DRIP Plan will receive newly-issued shares at a share price equal to 95% of the closing price of the fund’s common stock one day prior to the distribution payment date.

—	As a result of participating in the DRIP Plan, participants will receive a distribution that is effectively 5% higher (as outlined in the example below).

Example: Let’s say that you own 100 shares of KMF and that the fund will pay a distribution of $0.50 per share on July 20th. You would thus receive $50 in cash distributions. On July 19th (the day before the payable date), the closing price for KMF’s common stock is $26.32 per share. The DRIP price is 95% of this amount, or $25.00 per share. Under the DRIP Plan, you would receive 2.0 shares of KMF’s common stock in lieu of a $50 cash distribution (which is calculated as $50 in distributions divided by the $25.00 per share DRIP price). Using KMF’s market price ($26.32 per share) on that date, your effective distribution is $52.64, which is 5% higher than what you would receive in cash.

Why is the Plan more advantageous than my broker’s dividend reinvestment plan?

Some brokerage firms may offer to reinvest your distributions in additional shares of KMF. However, the brokerage firms will receive the cash distributions from us and then immediately purchase shares in the open market at 100% of the market price, thus missing out on the 5% discount to the market price.

Example: Continuing with the example above, assume the share price on July 20th (the payment date for the distribution) is also $26.32. With the broker’s reinvestment plan you would receive only 1.9 shares of KMF’s common stock (which is calculated as $50 in cash distributions received divided by the $26.32 share price). With the DRIP Plan, you would have received 2.0 shares or $2.64 more.

Can I purchase shares outright through the DRIP Plan?

The Plan applies only to the reinvestment of distributions on shares you already own. The DRIP Plan may not be used to make a new investment in the fund.

How to enroll

1.	If you hold your shares through a broker (as most people do):

a.	Call or write your broker to say that you want to switch immediately to KMF’s DRIP Plan for your shares. If you have problems getting your broker to switch, please call our Investor Relations department toll-free at 1-877-657-3863.

b.	If your broker does not participate in KMF’s DRIP Plan, you may find it advantageous to transfer your shares directly to KMF’s transfer agent (American Stock Transfer & Trust Company) (“AST”) so that you can participate in our DRIP Plan. To do this, please contact AST to say that you want to transfer your shares to AST and enroll in KMF’s DRIP Plan:

American Stock Transfer & Trust Company, LLC

Plan Administration Department

6201 15th Ave

Brooklyn, NY 11219

Toll-free: (888) 888-0317

2.	If you hold your shares directly with KMF’s transfer agent, call or write the transfer agent to say that you want to switch to KMF’s DRIP Plan:

American Stock Transfer & Trust Company, LLC

Plan Administration Department

6201 15th Ave

Brooklyn, NY 11219

Toll-free: (888) 888-0317

Questions?

If you have additional questions, please call our Investor Relations department toll-free at 1-877-657-3863.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS:    This report of Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; MLP industry risk; leverage risk; valuation risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to publicly update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Fund Overview

Kayne Anderson Midstream/Energy Fund, Inc. is a non-diversified, closed-end fund. We commenced operations on November 24, 2010. Our shares of common stock are listed on the New York Stock Exchange under the symbol “KMF.”

Our investment objective is to provide a high level of total return with an emphasis on making quarterly cash distributions to our stockholders. We seek to achieve that investment objective by investing at least 80% of our total assets in the securities of companies in the Midstream/Energy Sector, consisting of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies. We anticipate that the majority of our investments will consist of investments in Midstream MLPs and Midstream Companies. Please see the Glossary on page 30 for description of these investment categories.

As of May 31, 2012, we had total assets of $864.5 million, net assets applicable to our common stock of $594.2 million (net assets per share of $27.25), and 21.8 million shares of common stock outstanding. As of May 31, 2012, we held $686.8 million in equity investments and $133.8 million in debt investments.

Results of Operations — For the Three Months Ended May 31, 2012

Investment Income.    Investment income totaled $6.3 million for the quarter and consisted primarily of net dividends and distributions and interest income on our investments. Interest income was $2.9 million, and we received $7.6 million of cash dividends and distributions, of which $4.2 million was treated as return of capital during the quarter. During the quarter, we received $2.0 million of paid-in-kind dividends, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.    Operating expenses totaled $6.0 million, including $2.8 million of investment management fees, $2.1 million of interest expense (including non-cash amortization of debt issuance costs of $0.2 million), and $0.3 million of other operating expenses. Management fees are calculated based on the average total assets under management. Preferred stock distributions for the quarter were $0.8 million.

Net Investment Income.    Our net investment income totaled $0.3 million.

Net Realized Gains.    We had net realized gains of $32.9 million, which includes $1.3 million of net realized gains from option activity.

Net Change in Unrealized Losses.    We had a net change in unrealized losses of $66.0 million. The net change consisted of $66.6 million of unrealized losses from investments and $0.6 million of net unrealized gains from option activity.

Net Decrease in Net Assets Resulting from Operations.    We had a decrease in net assets resulting from operations of $32.8 million. This decrease was comprised of net investment income of $0.3 million; net realized gains of $32.9 million; and net change in unrealized losses of $66.0 million, as noted above.

Distribution to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly attributable to fees paid to other service providers) and (c) interest expense and preferred stock distributions.

Net Distributable Income (NDI)

(amounts in millions, except for per share amounts)

Three Months Ended May 31, 2012
Distributions and Other Income from Investments
Dividends and Distributions	$7.6
Paid-In-Kind Dividends and Distributions	2.0
Interest and Other Income	2.9
Net Premiums Received from Call Options Written	2.2

Total Distributions and Other Income from Investments	14.7
Expenses
Investment Management Fee, net of Fee Waiver	(2.8)
Other Expenses	(0.3)

Total Management Fee and Other Expenses	(3.1)
Interest Expense	(1.9)
Preferred Stock Distributions	(0.8)

Net Distributable Income (NDI)	$8.9

Weighted Shares Outstanding	21.8
NDI per Weighted Share Outstanding	$0.41

Distributions paid per Common Share(1)	$0.43

(1)	The distribution of $0.43 per share for the second quarter of fiscal 2012 was paid to common stockholders on July 20, 2012.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months, and

•	Realized and unrealized gains generated by the portfolio.

On June 27, 2012, we declared a quarterly distribution of $0.43 per common share for the fiscal second quarter (a total distribution of $9.4 million). The distribution represents an increase of 1.2% from the prior quarter’s distribution and an increase of 4.9% from the distribution for the quarter ended May 31, 2011. The distribution was paid on July 20, 2012 to common stockholders of record on July 13, 2012.

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•

GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

MANAGEMENT DISCUSSION

(UNAUDITED)

•	NDI includes the value of dividends paid-in-kind, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•

NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•

Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•

We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts, is included in NDI. For GAAP purposes, premiums received from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•

The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

Total leverage outstanding at May 31, 2012 of $254.0 million was comprised of $165.0 million of senior unsecured notes (the “Senior Notes”), $65.0 million of mandatory redeemable preferred stock and $24.0 million outstanding under our Credit Facility. Total leverage represented 29% of total assets at May 31, 2012. As of July 23, 2012, we had $29.0 million borrowed under our Credit Facility, and we had $1.5 million of cash.

The Credit Facility has a $100.0 million commitment maturing on January 20, 2014. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 2.25%, depending on our asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to one-month LIBOR plus 1.75%, based on current asset coverage ratios. We will pay a commitment fee of 0.35% per annum on any unused amounts of the Credit Facility. A full copy of the Credit Facility is available on our website www.kaynefunds.com.

At May 31, 2012, our asset coverage ratios under the Investment Company Act of 1940, as amended (“the 1940 Act”), were 449% and 334% for debt and total leverage (debt plus preferred stock), respectively. We currently target an asset coverage ratio with respect to our debt of 400%, but at times may be above or below our target depending on market conditions.

At May 31, 2012, we had $165.0 million of Senior Notes outstanding, which mature in 2016, 2018 and 2022. As of the same date, we had $65.0 million of mandatory redeemable preferred stock, which is subject to mandatory redemption in 2018 and 2020.

As of May 31, 2012, our total leverage consisted of both fixed rate (91%) and floating rate (9%) obligations. At such date, the weighted average interest rate on our total leverage was 4.30%.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PORTFOLIO SUMMARY

(UNAUDITED)

Portfolio Investments by Category

May 31, 2012	November 30, 2011

Top 10 Holdings by Issuer

		Percent of Total Investments(2) as of
Holding	Sector(1)	May 31, 2012	November 31, 2011
1. The Williams Companies, Inc.	Midstream Company	8.6%	9.3%
2. Kinder Morgan, Inc.(3)	Midstream Company	7.8	6.3
3. Kinder Morgan Management, LLC	Midstream MLP	7.4	8.6
4. Enbridge Energy Management, L.L.C.	Midstream MLP	4.1	4.0
5. ONEOK, Inc.	Midstream Company	3.8	3.4
6. Targa Resources Corp.	Midstream Company	2.9	3.3
7. Buckeye Partners, L.P.	Midstream MLP	2.9	4.2
8. Golar LNG Partners LP	Midstream Company	2.8	2.3
9. Spectra Energy Corp.	Midstream Company	2.8	1.4
10. CenterPoint Energy, Inc.	Midstream Company	2.5	0.4

(1)	See Glossary for Definitions.
(2)	Includes cash and repurchase agreement (if any).
(3)	Includes warrants and common shares at May 31, 2012.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	No. of Shares/Units	Value
Long-Term Investments — 138.1%
Equity Investments(1) — 115.6%
United States — 112.6%
Midstream Company(2) — 54.9%
Capital Product Partners L.P.(3)	1,354	$9,898
CenterPoint Energy, Inc.	1,043	21,104
Golar LNG Partners LP(3)	741	23,569
Kinder Morgan, Inc.	1,863	63,706
Kinder Morgan, Inc. — Warrants(4)(5)	1,440	3,284
Kirby Corporation(4)	128	6,777
NiSource Inc.	342	8,581
OGE Energy Corp.	238	12,660
ONEOK, Inc.(6)	388	32,220
Spectra Energy Corp.	819	23,508
Sunoco, Inc.(6)	55	2,555
Targa Resources Corp.(6)	567	25,131
Teekay Offshore Partners L.P.(3)	734	20,323
The Williams Companies, Inc.(6)	2,393	73,044

		326,360

Midstream MLP(2)(7)(8) — 50.7%
Buckeye Partners, L.P.	248	11,801
Buckeye Partners, L.P. — Class B Units(9)(10)	294	12,905
Chesapeake Midstream Partners, L.P.	382	9,559
Copano Energy, L.C.C.	80	2,155
Crestwood Midstream Partners LP	271	6,848
Crestwood Midstream Partners LP — Class C Units(9)(10)	178	4,192
DCP Midstream Partners, LP(4)	262	10,316
Enbridge Energy Management, L.L.C(6)(10)(11)	1,115	34,785
Energy Transfer Equity, L.P.(6)	204	7,405
Energy Transfer Partners, L.P.(6)	281	12,207
Enterprise Products Partners L.P.	56	2,751
Exterran Partners, L.P.	429	8,454
Global Partners LP	351	7,601
Inergy, L.P.	362	6,204
Inergy Midstream, L.P.	211	4,399
Kinder Morgan Management, LLC(6)(10)(11)	892	63,327
MarkWest Energy Partners, L.P.(12)	202	9,684
Niska Gas Storage Partners LLC	190	2,255
NuStar Energy L.P.	31	1,608
PAA Natural Gas Storage, L.P.	569	10,218
Penn Virginia Resource Partners, L.P.(6)(12)	322	7,482
PetroLogistics LP(13)	270	3,780
Plains All American GP LLC — Unregistered(9)(11)(12)	7	13,635
Plains All American Pipeline, L.P.(12)	229	18,019
Regency Energy Partners L.P.	975	20,991
Targa Resources Partners L.P.(6)	63	2,482
TC PipeLines, LP	55	2,238
Tesoro Logistics LP	43	1,362

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description			No. of Shares/Units	Value
Midstream MLP(2)(7)(8) — (continued)
Western Gas Partners L.P.			33	$1,468
Williams Partners L.P(6)			24	1,259

				301,390

Other Energy — 4.3%
Pacific Coast Oil Trust			275	4,628
PPL Corporation — 9.50% Preferred Shares(14)			155	8,273
SandRidge Mississippian Trust II(15)			250	5,055
SandRidge Permian Trust(15)			241	4,809
SunCoke Energy, Inc.(4)			70	983
VOC Energy Trust			29	558
Whiting USA Trust II			47	920

				25,226

Other MLP(8) — 1.5%
Alliance Holdings GP, L.P.(6)			38	1,572
Alliance Resource Partners L.P.(6)			62	3,540
BreitBurn Energy Partners L.P.			197	3,275
LRR Energy, L.P.			40	572

				8,959

Other — 1.2%
Navios Maritime Partners L.P.(3)			538	7,283

Total United States (Cost — $615,097)				669,218

Canada — 3.0%
Midstream Company(2) — 3.0%
Keyera Corp.			89	3,607
Pembina Pipeline Corporation			518	13,959

Total Canada (Cost — $16,164)				17,566

Total Equity Investments (Cost — $631,261)				686,784

	Interest Rate	Maturity Date	Principal Amount
Debt Instruments — 22.5%
United States — 20.3%
Upstream — 10.6%
Carrizo Oil & Gas, Inc.	8.625%	10/15/18	$8,835	9,277
Clayton Williams Energy Inc.	7.750	4/1/19	10,496	10,443
Comstock Resources, Inc.	7.750	4/1/19	8,000	7,400
Comstock Resources, Inc.	9.500	6/15/20	3,750	3,574
EP Energy LLC	9.375	5/1/20	11,000	11,289
Laredo Petroleum, Inc.	7.375	5/1/22	1,000	1,025
Petroleum Development Corporation	12.000	2/15/18	9,750	10,530
Resolute Energy Corporation	8.500	5/1/20	9,775	9,640

				63,178

Other — 4.4%
Navios Maritime Holdings Inc.	8.125	2/15/19	10,000	8,900
PBF Holding Company LLC	8.250	2/15/20	17,750	17,129

				26,029

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Interest Rate	Maturity Date	Principal Amount	Value
Midstream(2) — 2.7%
Navios Maritime Acquisition Corporation	8.625%	11/1/17	$5,745	$5,429
Teekay Corporation	8.500	1/15/20	10,325	10,635

				16,064

Coal — 2.6%
Foresight Energy LLC	9.625	8/15/17	15,233	15,385

Total United States (Cost — $122,738)				120,656

Canada — 2.2%
Upstream — 2.2%
Lone Pine Resources Inc.	10.375	2/15/17	750	709
Paramount Resources Ltd.	8.250	12/13/17	(16)	737
Southern Pacific Resource Corp.	(17)	1/7/16	11,460	11,689

Total Canada (Cost — $12,932)				13,135

Total Debt Investments (Cost — $135,670)				133,791

Total Long-Term Investments (Cost — $766,931)				820,575

			No. of Contracts
Liabilities
Call Option Contracts Written(4)
Midstream Company
ONEOK, Inc., call options expiring 6/15/12 @ $82.50			(900)	(117)
ONEOK, Inc., call options expiring 6/15/12 @ $85.00			(600)	(27)
ONEOK, Inc., call options expiring 6/15/12 @ $87.50			(650)	(10)
Sunoco, Inc., call options expiring 6/15/12 @ $50.00			(550)	(7)
Targa Resources Corp., call options expiring 6/15/12 @ $46.00			(200)	(6)
The Williams Companies, Inc., call options expiring 6/15/12 @ $31.00			(1,450)	(51)

				(218)

Midstream MLP
Enbridge Energy Management, L.L.C., call options expiring 6/15/12 @ $30.00			(200)	(26)
Energy Transfer Equity, L.P., call options expiring 6/15/12 @ $37.50			(650)	(33)
Energy Transfer Equity, L.P., call options expiring 6/15/12 @ $40.00			(450)	(4)
Energy Transfer Partners, L.P., call options expiring 6/15/12 @ $47.50			(500)	(5)
Kinder Morgan Management, LLC, call options expiring 6/15/12 @ $70.00			(400)	(72)
Penn Virginia Resource Partners, L.P., call options expiring 6/15/12 @ $25.00(12)			(200)	(2)
Targa Resources Partners L.P., call options expiring 6/15/12 @ $42.00			(100)	(1)
Targa Resources Partners L.P., call options expiring 6/15/12 @ $43.00			(500)	(2)
Williams Partners L.P., call options expiring 6/15/12 @ $55.00			(200)	(5)

				(150)

Other MLP
Alliance Holdings GP, L.P., call options expiring 6/15/12 @ $45.00			(300)	(3)
Alliance Resource Partners LP, call options expiring 6/15/12 @ $60.00			(610)	(21)

				(24)

Total Call Option Contracts Written (Premiums Received $816)				(392)

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

SCHEDULE OF INVESTMENTS

MAY 31, 2012

(amounts in 000’s, except number of option contracts)

(UNAUDITED)

Description	Value
Credit Facility	$(24,000)
Senior Unsecured Notes	(165,000)
Mandatory Redeemable Preferred Stock at Liquidation Value	(65,000)
Other Liabilities	(15,887)

Total Liabilities	(270,279)
Other Assets	43,891

Total Liabilities in Excess of Other Assets	(226,388)

Net Assets Applicable to Common Stockholders	$594,187

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Securities are categorized as “Midstream” if they are Midstream Companies or Midstream MLPs as defined in the Glossary.

(3)	This company is structured like an MLP but is not treated as a publicly-traded partnership for RIC qualification purposes.

(4)	Security is non-income producing.

(5)	Each warrant entitles the holder to purchase one Kinder Morgan, Inc. common unit for $40.00 until May 25, 2017.

(6)	Security or a portion thereof is segregated as collateral on option contracts written.

(7)	Includes limited liability companies.

(8)	Unless otherwise noted, securities are treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly traded partnerships. The Fund had less than 25% of its total assets invested in publicly traded partnerships at May 31, 2012. It is the Fund’s intention to be treated as a RIC for tax purposes.

(9)	Fair valued securities, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(10)	Distributions are paid-in-kind.

(11)	Security is not treated as a publicly-traded partnership for RIC qualification purposes.

(12)	The Fund believes that it is an affiliate of MarkWest Energy Partners, L.P., Penn Virginia Resource Partners, L.P., Plains All American GP LLC and Plains All American Pipeline, L.P. See Note 6 — Agreements and Affiliations.

(13)	Security is not currently paying cash distributions but is expected to pay cash distributions within the next 12 months.

(14)	Security is mandatorily convertible to common shares of PPL Corporation and consists of a purchase contract for a beneficial ownership interest in PPL Capital Funding, Inc.’s 4.625% junior subordinated notes and a quarterly payment of 4.875% per annum of the $50 per share stated amount of the security.

(15)	Security is treated as a publicly-traded partnership for RIC qualification purposes.

(16)	Principal amount is 750 Canadian dollars.

(17)	Floating rate second lien senior secured term loan. Security pays interest at base rate + 750 basis points (10.75% as of May 31, 2012).

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

MAY 31, 2012

(amounts in 000’s, except share and per share amounts)

(UNAUDITED)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $721,476)	$771,755
Affiliated (Cost — $45,455)	48,820

Total investments (Cost — $766,931)	820,575
Cash	33,020
Deposits with brokers	264
Receivable for securities sold	4,654
Interest, dividends and distributions receivable (Cost — $3,240)	3,239
Deferred debt issuance and preferred stock offering costs and other assets	2,714

Total Assets	864,466

LIABILITIES
Credit facility	24,000
Payable for securities purchased	12,036
Investment management fee payable	936
Call option contracts written (Premiums received — $816)	392
Accrued directors’ fees and expenses	48
Accrued expenses and other liabilities	2,867
Senior unsecured notes	165,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (2,600,000 shares issued and outstanding)	65,000

Total Liabilities	270,279

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$594,187

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (21,805,946 shares issued and outstanding and 197,400,000 shares authorized)	$22
Paid-in capital	519,147
Accumulated net investment income less distributions not treated as tax return of capital	(13,797)
Accumulated net realized gains	34,753
Net unrealized gains	54,062

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$594,187

NET ASSET VALUE PER COMMON SHARE	$27.25

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF OPERATIONS

(amounts in 000’s)

(UNAUDITED)

	For the Three Months Ended May 31, 2012	For the Six Months Ended May 31, 2012
INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$6,872	$13,341
Affiliated investments	722	1,378

Total dividends and distributions (after foreign taxes withheld of $44 and $57, respectively)	7,594	14,719
Return of capital	(4,225)	(8,087)

Net dividends and distributions	3,369	6,632
Interest and other income	2,931	5,656

Total investment income	6,300	12,288

Expenses
Investment management fees	2,801	5,294
Professional fees	114	234
Administration fees	53	115
Directors’ fees and expenses	47	98
Reports to stockholders	33	70
Custodian fees	29	56
Insurance	26	48
Other expenses	37	143

Total Expenses — Before Interest Expense and Preferred Distributions	3,140	6,058
Interest expense and amortization of debt issuance costs	2,068	3,810
Distributions on mandatory redeemable preferred stock and amortization of offering costs	761	1,245

Total expenses	5,969	11,113

Net Investment Income	331	1,175

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	31,633	26,546
Investments — affiliated	(22)	(62)
Foreign currency transactions	(68)	(73)
Options	1,336	2,100

Net Realized Gains	32,879	28,511

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(63,810)	12,701
Investments — affiliated	(2,797)	3,851
Foreign currency translations	15	(9)
Options	606	706

Net Change in Unrealized Gains (Losses)	(65,986)	17,249

Net Realized and Unrealized Gains (Losses)	(33,107)	45,760

NET INCREASE (DECREASE) IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$(32,776)	$46,935

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS

(amounts in 000’s, except share amounts)

	For the Six Months Ended May 31, 2012 (Unaudited)		For the Fiscal Year Ended November 30, 2011
OPERATIONS
Net investment income	$1,175		$6,076
Net realized gains	28,511		29,038
Net change in unrealized gains	17,249		37,032

Net Increase in Net Assets Resulting from Operations	46,935		72,146

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(1)
Dividends	(18,291	)(2)	(25,608	)(3)
Distributions — return of capital	—	(2)	—	(3)

Dividends and Distributions to Common Stockholders	(18,291)		(25,608)

CAPITAL STOCK TRANSACTIONS
Proceeds from issuance of 2,300,000 shares of common stock in connection with exercuse of overallotment option	—		57,500
Underwriting discounts and offering expenses associated with the issuance of common stock	—		(2,703)
Issuance of 141,969 and 359,977 shares of common stock from reinvestment of dividends and distributions, respectively	3,499		8,426

Net Increase in Net Assets Applicable to Common Stockholders from Capital Stock Transactions	3,499		63,223

Total Increase in Net Assets Applicable to Common Stockholders	32,143		109,761

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
Beginning of period	562,044		452,283

End of period	$594,187		$562,044

(1)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 2 — Significant Accounting Policies. The Fund estimates that the distribution in the amount of $1,197 paid to mandatory redeemable preferred stockholders during the six months ended May 31, 2012 will be a dividend (a portion of which may be eligible to be treated as qualified dividend income). This estimate is based solely on the Fund’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the mandatory redeemable preferred stock distributions made during the period will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates. Distributions in the amount of $1,397 paid to mandatory redeemable preferred stockholders for the fiscal year ended November 30, 2011 were characterized as dividend income. This characterization is based on the Fund’s earnings and profits.

(2)	This is an estimate of the characterization of the distributions paid to common stockholders for the six months ended May 31, 2012 as either a dividend (a portion of which may be eligible to be treated as qualified dividend income) or distribution (return of capital). This estimate is based solely on the Fund’s operating results during the period and does not reflect the expected result during the fiscal year. The actual characterization of the common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits. Therefore, the characterization may differ from the preliminary estimates.

(3)	Distributions paid to common stockholders for the fiscal year ended November 30, 2011 are characterized as dividend income for such holders. This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

STATEMENT OF CASH FLOWS

FOR THE SIX MONTHS ENDED MAY 31, 2012

(amounts in 000’s)

(UNAUDITED)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$46,935
Adjustments to reconcile net increase in net assets resulting from operations to net cash used in operating activities:
Return of capital distributions	8,087
Net realized gains (excluding foreign currency transactions)	(28,584)
Net unrealized gains (excluding impact on cash of foreign currency translations)	(17,258)
Amortization of bond premiums, net	95
Purchase of long-term investments	(385,410)
Proceeds from sale of long-term investments	356,802
Increase in deposits with brokers	(14)
Increase in receivable for securities sold	(339)
Increase in interest, dividends and distributions receivable	(60)
Decrease in other assets, net	52
Amortization of deferred debt issuance costs	270
Amortization of mandatory redeemable preferred stock offering costs	48
Increase in payable for securities purchased	4,629
Increase in investment management fee payable	280
Increase in call option contracts written, net	37
Increase in accrued directors’ fees and expenses	3
Increase in accrued expenses and other liabilities	624

Net Cash Used in Operating Activities	(13,803)

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of credit facility	(21,000)
Proceeds from offering of mandatory redeemable preferred stock	30,000
Proceeds from issuance of senior unsecured notes	50,000
Costs associated with issuance of mandatory redeemable preferred stock	(449)
Costs associated with issuance of senior unsecured notes	(466)
Cash distributions paid to common stockholders	(14,792)

Net Cash Provided by Financing Activities	43,293

NET INCREASE IN CASH	29,490
CASH — BEGINNING OF PERIOD	3,530

CASH — END OF PERIOD	$33,020

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $3,499 pursuant to the Fund’s dividend reinvestment plan.

During the six months ended May 31, 2012, interest paid was $3,142 and there were no income taxes paid.

During the six months ended May 31, 2012, the Fund received $3,971 of paid-in-kind dividends. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

	For the Six Months Ended May 31, 2012 (Unaudited)		For the Fiscal Year Ended November 30, 2011	For the Period November 24, 2010(1) Through November 30, 2010

Per Share of Common Stock(2)
Net asset value, beginning of period	$25.94		$23.80	$23.83	(3)
Net investment income (loss)(4)	0.05		0.29	(0.02)
Net realized and unrealized gains (losses)	2.12		3.12	(0.01)

Total income (loss) from operations	2.17		3.41	(0.03)

Common dividends(5)	(0.84)		(1.20)	—
Common distributions — return of capital(5)	—		—	—

Total dividends and distributions — common	(0.84)		(1.20)	—

Effect of shares issued in reinvestment of dividends	(0.02)		(0.04)	—
Effect of issuance of common stock	—		(0.03)	—

Net asset value, end of period	$27.25		$25.94	$23.80

Per share market value, end of period	$25.82		$22.46	$25.00

Total investment return based on common stock market value(6)	18.9	%(7)	(5.5)%	0.0	%(7)
Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$594,187		$562,044	$452,283
Ratio of expenses to average net assets
Management fees(9)	1.7%		1.6%	1.3%
Other expenses	0.3		0.3	0.3	(10)

Subtotal	2.0		1.9	1.6
Interest expense and distributions on mandatory redeemable preferred stock(4)	1.6		1.3	—
Management fee waiver	—		(0.3)	(0.3)

Total expenses	3.6%		2.9%	1.3%

Ratio of net investment income (loss) to average net assets(4)	0.4%		1.1%	(1.3	)%(10)
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	7.7	%(7)	13.4%	(0.1	)%(7)
Portfolio turnover rate	42.7	%(7)	74.1%	0.0	% (7)
Average net assets	$611,850		$537,044	$452,775
Senior unsecured notes outstanding, end of period	165,000		115,000	—
Credit facility outstanding, end of period	24,000		45,000	—
Mandatory redeemable preferred stock, end of period	65,000		35,000	—
Average shares of common stock outstanding	21,743,298		21,273,512	19,004,000
Asset coverage of total debt(11)	448.8%		473.2%	—
Asset coverage of total leverage (debt and preferred stock)(12)	333.9%		388.2%	—
Average amount of borrowings per share of common stock during the period(2)	$8.62		$6.50	—

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

FINANCIAL HIGHLIGHTS

(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.05 per share.

(4)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 2 — Significant Accounting Policies.

(5)	The information presented for the six months ended May 31, 2012 is an estimate of the characterization of the distribution paid and is based on the Fund’s operating results during the period. Total distributions paid to common stockholders for the fiscal year ended November 30, 2011 are characterized as dividend income (a portion of which may have been eligible to be treated as qualified dividend income) for such holders and are based on the Fund’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	Ratio reflects total management fee before waiver.

(10)	For purposes of annualizing other expenses of the Fund, professional fees and reports to stockholders are fees associated with the annual audit and annual report and therefore have not been annualized.

(11)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of Senior Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the credit facility is considered a senior security representing indebtedness.

(12)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Senior Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

1.	Organization

Kayne Anderson Midstream/Energy Fund, Inc. (the “Fund”) was organized as a Maryland corporation on August 26, 2010 and commenced operations on November 24, 2010. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified, closed-end investment management company. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KMF.”

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Fund determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Fund calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any indebtedness) and the liquidated value of any outstanding preferred stock, by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by using the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Fund may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

available, valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•

Investment Team Valuation.    The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments. The investments will be valued quarterly, unless a new investment is made during the quarter, in which case such investment is valued at the end of the month in which the investment was made.

•

Investment Team Valuation Documentation.    Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a monthly or quarterly basis, as appropriate, and stand for intervening periods of time.

•

Valuation Committee.    The Valuation Committee meets to consider the valuations submitted by KAFA (1) at the end of each month for new investments, if any, and (2) at the end of each quarter for existing investments. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•

Board of Directors Determination.    The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

As of May 31, 2012, the Fund held 5.2% of its net assets applicable to common stockholders (3.6% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at May 31, 2012 was $30,732. See Note 3 — Fair Value and Note 7 — Restricted Securities.

E. Repurchase Agreements — From time to time, the Fund has agreed to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of May 31, 2012, the Fund did not have any repurchase agreements.

F. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Fund’s short sales, if any, are fully collateralized. The Fund is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the six months ended May 31, 2012, the Fund did not engage in any short sales.

G. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts. The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in short term interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. See Note 8 —Derivative Financial Instruments.

Option contracts. The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments are comprised of income and return of capital. The payments made by MLPs are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received the Fund estimates the amount of such payment that is considered investment income and the amount that is considered a return of capital. Such estimates are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The following table sets forth (1) the components of total dividends and distributions, (2) the percentage of return of capital attributable to each category and (3) the estimated total return of capital portion of the dividends and distributions received from investments and the amounts that are attributable to net realized gains (losses) and net change in unrealized gains (losses). The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments, and increases net realized gains (losses) and net change in unrealized gains (losses).

	Three Months Ended May 31, 2012	Six Months Ended May 31, 2012
Dividends from investments	$4,314	$7,564
Distributions from investments	3,324	7,212

Total dividends and distributions from investments (before foreign taxes withheld of $44 and $57, respectively)	$7,638	$14,776

Dividends — % return of capital	23%	23%
Distributions — % return of capital	88%	88%
Total dividends and distributions — % return of capital	55%	55%
Return of capital — attributable to net realized gains (losses)	$1,255	$3,685
Return of capital — attributable to net change in unrealized gains (losses)	2,970	4,402

Total return of capital	$4,225	$8,087

J. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the three and six months ended May 31, 2012, the Fund did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund receives paid-in-kind dividends in the form of additional units from its investments in Buckeye Partners, L.P. (Class B Units), Crestwood Midstream Partners LP (Class C Units), Enbridge Energy Management, L.L.C. and Kinder Morgan Management, LLC. During the three and six months ended May 31, 2012, the Fund received the following paid-in-kind dividends.

	Three Months Ended May 31, 2012	Six Months Ended May 31, 2012
Buckeye Partners, L.P. (Class B Units)	$299	$592
Crestwood Midstream Partners LP (Class C Units)	87	171
Enbridge Energy Management, L.L.C.	584	1,093
Kinder Morgan Management, LLC	1,053	2,115

Total paid-in-kind dividends	$2,023	$3,971

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification, the Fund includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

L. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

M. Taxes — It is the Fund’s intention to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”) under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax. See Note 4 — Taxes.

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. Interest income on Canadian corporate obligations may be subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenor of at least 5 years, provided that not more than 25% of the principal is repayable in the first five years and provided that the borrower and lender are not “associated.” Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the three and six months ended May 31, 2012, the Fund did not have any interest or penalties associated with the underpayment of any income taxes. All tax years since inception remain open and subject to examination by tax jurisdictions.

N. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

O. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Fair Value

The Fair Value Measurement Topic of the FASB Accounting Standards Codification (“ASC 820”) defines fair value as the price at which an orderly transaction to sell an asset or to transfer a liability would take place between market participants under current market conditions at the measurement date. As required by ASC 820, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination. Inputs are the assumptions, along with considerations of risk, that a market participant would use to value an asset or a liability. In general, observable inputs are based on market data that is readily available, regularly distributed and verifiable that the Fund obtains from independent, third-party sources. Unobservable inputs are developed by the Fund based on its own assumptions of how market participants would value an asset or a liability.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs” which amends ASC 820. The amended guidance clarifies the wording used to describe many requirements in accounting literature for fair value measurement and disclosure to establish consistency between U.S. GAAP and

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

International Financial Reporting Standards (“IFRSs”). The Fund adopted ASU No. 2011-04 in the fiscal second quarter of 2012.

The adoption of ASU 2011-04 did not have an impact on the measurement of fair value for the Fund’s assets, but it does require the inclusion of additional disclosures on assumptions used by the Fund to determine fair value. Specifically, for assets measured at fair value using significant unobservable inputs (Level 3), ASU No. 2011-04 requires that the Fund (i) describes the valuation process (ii) discloses quantitative information about unobservable inputs and (iii) provides a qualitative discussion about the sensitivity of the fair value measurement to changes in the unobservable inputs and inter-relationships between the inputs.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories.

•	Level 1 — Valuations based on quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•

Level 2 — Valuations based on quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•

Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at May 31, 2012 and the Fund presents these assets by security type and description on its Schedule of Investments or on its Statement of Assets and Liabilities. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

	Total	Quoted Prices in Active Markets (Level 1)	Prices with Other Observable Inputs (Level 2)	Unobservable Inputs (Level 3)
Assets at Fair Value
Equity investments	$686,784	$656,052	$—	$30,732
Debt investments	133,791	—	133,791	—

Total assets at fair value	$820,575	$656,052	$133,791	$30,732

Liabilities at Fair Value
Call option contracts written	$392	$—	$392	$—

For the six months ended May 31, 2012, there were no transfers between Level 1 and Level 2.

As of May 31, 2012, the Fund had senior unsecured notes outstanding with aggregate principal amount of $165,000 and 2,600,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $65,000. The senior unsecured notes and mandatory redeemable preferred were issued in private placements to institutional investors and are not listed on any exchange or automated quotation system. See Note 11 — Senior Unsecured Notes and Note 12 — Preferred Stock. As a result, the Fund categorizes the senior unsecured notes and mandatory redeemable preferred stock as Level 3 and determines the fair value of these instruments based on estimated market yields and credit spreads for comparable instruments with similar maturity, terms and structure.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

The Fund records these instruments on its Statement of Assets and Liabilities at carrying value, and as of May 31, 2012, the estimated fair values of these leverage instruments are as follows.

Instrument	Principal Amount/ Liquidation Value	Fair Value
Senior unsecured notes	$165,000	$175,100
Mandatory redeemable preferred stock	$65,000	$68,300

The following tables present the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the three and six months ended May 31, 2012.

Three Months Ended May 31, 2012	Equity Investments
Balance — February 29, 2012 . . . . . . . . .	$33,943
Purchases . . . . . . . . . . . . . . . . . . . . . . .	—
Issuances . . . . . . . . . . . . . . . . . . . . . . . .	387
Transfers out . . . . . . . . . . . . . . . . . . . . .	—
Realized gains (losses) . . . . . . . . . . . . . .	—
Unrealized losses, net	(3,598)

Balance — May 31, 2012 . . . . . . . . . . . . . .	$30,732

Six Months Ended May 31, 2012	Equity Investments
Balance — November 30, 2011	$38,063
Purchases	—
Issuances	764
Transfers out	(5,428)
Realized gain (losses)	—
Unrealized losses, net	(2,667)

Balance — May 31, 2012	$30,732

The $3,598 and $2,667 of unrealized losses presented in the tables above for the three and six months ended May 31, 2012 relate to investments that were still held at May 31, 2012, and the Fund includes these unrealized losses on the Statement of Operations — Net Change in Unrealized Gains (Losses).

The issuances of $387 and $764 for the three and six months ended May 31, 2012 relate to additional units received from Buckeye Partners, L.P. (Class B Units) and Crestwood Midstream Partners LP (Class C Units). The Fund’s investment in the common units of Teekay Offshore Partners L.P., which is noted as a transfer out of Level 3 in the table above, became readily marketable during the six months ended May 31, 2012.

Valuation Techniques and Unobservable Inputs

Unless otherwise determined by the Board of Directors, the Fund values its private investments in public equity (“PIPE”) investments that are convertible into or otherwise will become publicly tradeable (e.g., through subsequent registration or expiration of a restriction on trading) based on the market value of the publicly-traded security less a discount. The discount is initially equal to the discount negotiated at the time the Fund agrees to a purchase price. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

The Fund’s investments in private companies are typically valued using one of or a combination of the following the following valuation techniques: (i) analysis of valuations for publicly traded companies in a similar

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

line of business (“public company analysis”), (ii) analysis of valuations for comparable M&A transactions (“M&A analysis”) and (iii) discounted cash flow analysis. The table entitled “Quantitative Table for Valuation Techniques” outlines the valuation technique(s) used for each asset category.

The public company analysis utilizes valuation ratios (commonly referred to as trading multiples) for publicly traded companies in a similar line of business as the portfolio company to estimate the fair value of such investment. Typically, the Fund’s analysis focuses on the ratio of enterprise value to earnings before interest expense, income tax expense, depreciation and amortization (“EBITDA”) which is commonly referred to as an EV/EBITDA multiple and the ratio of equity market value to distributable cash flow (“DCF”) which is commonly referred to as a EMV/DCF multiple. For example if a portfolio company’s enterprise value was seven times larger than its current or projected EBITDA, the company has an EV/EBITDA multiple of 7x. For these analyses, the Fund utilizes projections provided by external sources (i.e., third party equity research estimates) as well as internally developed estimates and focuses on EBITDA and DCF projections for the current calendar year and next calendar year. Based on this data, the Fund selects a range of multiples for each metric given the trading multiples of similar publicly traded companies and applies such multiples to the portfolio company’s EBITDA and DCF to estimate the portfolio company’s enterprise value and equity value. When calculating these values, the Fund applies a discount to the portfolio company’s estimated equity value for the size of the company and the lack of liquidity in the portfolio company’s securities.

The M&A analysis utilizes valuation multiples for historical M&A transactions for companies or assets in a similar line of business as the portfolio company to estimate the fair value of such investment. Typically, the Fund’s analysis focuses on EV/EBITDA multiples. The Fund selects a range of multiples based on EV/EBITDA multiples for similar M&A transactions and applies such ranges to the portfolio company’s EBITDA to estimate the portfolio company’s enterprise value. The Fund utilizes projections provided by external sources as well as internally developed estimates to calculate the valuation multiples of the comparable M&A transactions.

The discounted cash flow analysis is used to estimate the equity value for the portfolio company based on estimated DCF of such portfolio company. Such cash flows include a terminal value for the portfolio company, which is typically based on an EV/EBITDA multiple. A present value of these cash flows is determined by using estimated discount rates (based on the Fund’s estimate for required equity rate of return for such portfolio company).

Under all of these valuation techniques, the Fund estimates operating results of its portfolio companies (including EBITDA and DCF). These estimates utilize unobservable inputs such as historical operating results, which may be unaudited, and projected operating results, which will be based on expected operating assumptions for such portfolio company. The Fund also consults with management of the portfolio companies to develop these financial projections. These estimates will be sensitive to changes in assumptions specific to such portfolio company as well as general assumptions for the industry. Other unobservable inputs utilized in the valuation techniques outlined above include: discounts for lack of marketability, selection of publicly-traded companies, selection of similar M&A transactions, selected ranges for valuation multiples, selected range of yields and expected required rates of return.

Changes in EBITDA multiples, DCF multiples, or discount rates, each in isolation, may change the fair value of the Fund’s portfolio investments. Generally, a decrease in EBITDA multiples or DCF multiples, or an increase in discount rates may result in a decrease in the fair value of the Fund’s portfolio investments.

Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of the Fund’s investments may fluctuate from period to period. Additionally, the fair value of the Fund’s investments may differ from the values that would have been used had a ready market existed for such investments and may differ materially from the values that the Fund may ultimately realize.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

The following table summarizes the significant unobservable inputs that the Fund uses to value its portfolio investments categorized as Level 3 as of May 31, 2012:

Quantitative Table for Valuation Techniques

				Range		Weighted
Assets at Fair Value	Fair Value	Valuation Technique	Unobservable Inputs	Low	High	Average
Equity securities of	$17,097	- Discount to publicly traded	- Initial discount	12.4%	15.3%	13.1%
public companies		securities
(PIPE)			- Initial restricted period	731 days	957 days	902 days

Equity securities of	13,635	- Public company analysis	- Selected valuation multiples:
private companies –			EV / 2012E EBITDA	18.5x	20.5x	19.5x
common units /			EV / 2013E EBITDA	15.0x	17.0x	16.0x
common equity			- Discount for size and liquidity	15.0%	20.0%	17.5%

		- M&A company analysis	- Selected EV / EBITDA multiples	15.0x	17.0x	16.0x

		- Discounted cash flow	- Equity rate of return	18.0%	22.0%	20.0%

Total	$30,732

4.	Taxes

Income and capital gain distributions made by RICs often differ from GAAP basis net investment income (loss) and any net realized gains (losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to wash sales, disallowed partnership losses from MLPs and foreign currency transactions.

As of May 31, 2012, the principal temporary differences were (a) realized losses that were recognized for book purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s MLP investments; and (c) other basis adjustments in the Fund’s MLPs and other investments. For purposes of characterizing the nature of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs.

For the fiscal year ended November 30, 2011, the tax character of the total $25,608 distributions paid to common stockholders and the tax character of the total $1,397 distributions paid to mandatory redeemable preferred stockholders was all ordinary income.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), any net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

At May 31, 2012, the cost basis of investments for federal income tax purposes was $767,423, and the net cash received on option contracts written was $816. At May 31, 2012, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$81,407
Gross unrealized depreciation of investments (including options)	(27,831)

Net unrealized appreciation of investments before foreign currency related translations	53,576
Unrealized appreciation on foreign currency related translations	(7)

Net unrealized appreciation of investments	$53,569

5.	Concentration of Risk

The Fund’s investment objective is to obtain a high level of total return with an emphasis on making quarterly cash distributions to its stockholders. Under normal circumstances, the Fund will invest at least 80% of total assets in securities of companies in the Midstream/Energy Sector and will invest at least 50% of total assets in securities of Midstream MLPs and Midstream Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Midstream/Energy Sector. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

6.	Agreements and Affiliations

A. Administration Agreement — The Fund has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”) which may be amended from time to time. Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Fund. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B. Investment Management Agreement — The Fund has entered into an investment management agreement with KAFA under which the Adviser, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, KAFA receives a management fee from the Fund. The current agreement is effective until November 22, 2012. The agreement may then be renewed annually upon the approval of the Fund’s Board of Directors (including a majority of the Fund’s directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act).

For the three and six months ended May 31, 2012, the Fund paid management fees at an annual rate of 1.25% of average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of debt and preferred stock, minus the sum of the Fund’s accrued and unpaid dividends/distributions on any outstanding common stock and accrued and unpaid dividends/distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any debt issued by the Fund, the liquidation preference of any outstanding

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more of its portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would be presumed to “control” a portfolio company if the Fund and its affiliates owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund and its affiliates owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there are several factors that determine whether or not a security should be considered a “voting security” in complex structures such as limited partnerships of the kind in which the Fund invests. The Fund also notes that the SEC staff has issued guidance on the circumstances under which it would consider a limited partnership interest to constitute a voting security. Under most partnership agreements, the management of the partnership is vested in the general partner, and the limited partner has no rights with respect to influencing the management of the partnership such as through participating in the selection of the managers or the board of the limited partnership or the general partner. As a result, the Fund does not believe that many of the particular limited partnership interests in which it invests should be considered voting securities. However, it is possible that the SEC staff may consider the limited partner interests the Fund holds in certain limited partnerships to be voting securities. If such a determination were made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In making such a determination as to whether to treat any class of limited partnership interests the Fund holds as a voting security, the Fund considers, among other factors, whether or not the holders of such limited partnership interests have the right to elect the board of directors of the limited partnership or the general partner. If the holders of such limited partnership interests do not have the right to elect the board of directors, the Fund generally has not treated such security as a voting security. In other circumstances, based on the facts and circumstances of those partnership agreements, including the right to elect the directors of the general partner, the Fund has treated those securities as voting securities and, therefore, as affiliates. If the Fund does not consider the security to be a voting security, it will not consider such partnership to be an “affiliate” unless the Fund and its affiliates own more than 25% of the outstanding securities of such partnership.

There is no assurance that the SEC staff will not consider that other limited partnership securities that the Fund owns and do not treat as voting securities are, in fact, voting securities for the purposes of Section 17 of the 1940 Act. If such determination were made, the Fund will be required to abide by the restrictions on “control” or “affiliate” transactions as proscribed in the 1940 Act. The Fund or any portfolio company that it controls, and its affiliates, may from time to time engage in certain of such joint transactions, purchases, sales and loans in reliance upon and in compliance with the conditions of certain exemptive rules promulgated by the SEC. The Fund cannot make assurances, however, that it would be able to satisfy the conditions of these rules with respect to any particular eligible transaction, or even if the Fund were allowed to engage in such a transaction that the terms would be more or as favorable to the Fund or any company that it controls as those that could be obtained in arm’s length transaction. As a result of these prohibitions, restrictions may be imposed on the size of positions that may be taken for the Fund or on the type of investments that it could make.

As of May 31, 2012, the Fund believes that MarkWest Energy Partners, L.P. and Penn Virginia Resource Partners, L.P. meet the criteria described above and are therefore considered affiliates of the Fund.

Plains All American GP LLC and Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

funds managed by KACALP, including the Fund, own units of Plains GP. The Fund believes that it is an affiliate of Plains GP and PAA under the 1940 Act by virtue of (i) the Fund’s and other affiliated Kayne Anderson funds’ ownership interests in Plains GP and (ii) Mr. Sinnott’s participation on the board of Plains GP.

PAA Natural Gas Storage, L.P. (“PNG”) is an affiliate of PAA and Plains GP. PAA owns 62% of PNG’s limited partner units and owns PNG’s general partner. The Fund does not believe it is an affiliate of PNG based on the current facts and circumstances.

7.	Restricted Securities

From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At May 31, 2012, the Fund held the following restricted investments:

Investment	Acquisition Date	Type of Restriction	Number of Units, Principal ($) (in 000s)	Cost Basis	Fair Value	Fair Value Per Unit	Percent of Net Assets	Percent of Total Assets
Level 3 Investments(1)
Buckeye Partners, L.P. Class B Units	1/18/11	(2)	294	$14,779	$12,905	$43.83	2.2%	1.5%
Crestwood Midstream Partners LP Class C Units	(4)	(2)	178	4,001	4,192	23.61	0.7	0.5
Plains All American GP LLC(3) Common Units	(4)	(5)	7	9,291	13,635	1,957	2.3	1.6

Total				$28,071	$30,732		5.2%	3.6%

Level 2 Investments(6)
Senior Notes
EP Energy LLC	(4)	(5)	$11,000	$11,075	$11,289	n/a	1.9%	1.3%
Foresight Energy LLC	(4)	(5)	15,233	16,160	15,385	n/a	2.5	1.8
Laredo Petroleum, Inc.	4/24/12	(2)	1,000	1,000	1,025	n/a	0.2	0.1
Lone Pine Resources Inc.	2/9/12	(2)	750	740	709	n/a	0.1	0.1
Paramount Resources Ltd.	11/30/10	(2)	(7)	731	737	n/a	0.1	0.1
PBF Holding Company LLC	(4)	(5)	17,750	17,628	17,129	n/a	2.9	2.0
Resolute Energy Corporation	(4)	(2)	9,775	9,850	9,641	n/a	1.6	1.1
Secured Term Loan
Southern Pacific Resource Corp.	(4)	(2)	11,460	11,462	11,689	n/a	2.0	1.3

Total				$68,646	$67,604		11.3%	7.8%

Total of all restricted securities				$96,717	$98,336		16.5%	11.4%

(1)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies and Note 3 — Fair Value.

(2)	Unregistered or restricted security of a publicly traded company.

(3)	In determining the fair value for Plains All American GP, LLC (“PAA GP”), the Fund’s valuation is based on publicly available information. Robert V. Sinnott, the CEO of KACALP, sits on PAA GP’s board of directors (see Note 6 for more detail). Certain private investment funds managed by KACALP may value its investment in PAA GP based on non-public information, and, as a result, such valuation may be different than the Fund’s valuation.

(4)	Security was acquired at various dates during the six months ended May 31, 2012 and/or in prior years.

(5)	Unregistered security of a private company.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

(6)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(7)	Principal amount is 750 Canadian dollars.

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Fund. The total number of outstanding options at May 31, 2012 is indicative of the volume of this type of option activity during the period. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the three and six months ended May 31, 2012 were as follows:

Three Months Ended May 31, 2012	Number of Contracts	Premium
Call Options Written
Options outstanding at February 29, 2012	8,720	$937
Options written	38,228	2,912
Options subsequently repurchased(1)	(25,829)	(1,996)
Options exercised	(10,986)	(938)
Options expired	(1,673)	(99)

Options outstanding at May 31, 2012(2)	8,460	$816

(1)	The price at which the Company subsequently repurchased the options was $759, which resulted in a net realized gains of $1,237.

(2)	The percentage of total investments subject to call options written was 5.4% at May 31, 2012.

Six Months Ended May 31, 2012	Number of Contracts	Premium
Call Options Written
Options outstanding at November 30, 2011	6,750	$780
Options written	64,953	5,793
Options subsequently repurchased(1)	(36,629)	(3,012)
Options exercised	(22,843)	(2,431)
Options expired	(3,771)	(314)

Options outstanding at May 31, 2012	8,460	$816

(1)	The price at which the Fund subsequently repurchased the options was $1,221, which resulted in net realized gains of $1,791.

Interest Rate Swap Contracts — The Fund may enter into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in future interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Fund’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of May 31, 2012, the Fund did not have any interest rate swap contracts outstanding.

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as Hedging Instruments	Statement of Assets and Liabilities Location	Fair Value as of May 31, 2012
Call options	Call option contracts written	$(392)

The following tables set forth the effect of the Fund’s derivative instruments on the Statement of Operations:

		For the Three Months Ended May 31, 2012
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options	Options	$1,336	$606

		For the Six Months Ended May 31, 2012
Derivatives Not Accounted for as Hedging Instruments	Location of Gains/(Losses) on Derivatives Recognized in Income	Net Realized Gains/(Losses) on Derivatives Recognized in Income	Change in Unrealized Gains/(Losses) on Derivatives Recognized in Income
Call options . . . . . . . . . . . . . . . . . . . .	Options	$2,100	$706

9.	Investment Transactions

For the six months ended May 31, 2012, the Fund purchased and sold securities in the amounts of $385,410 and $356,802 (excluding short-term investments and options), respectively.

10.	Credit Facility

At May 31, 2012, the Fund had a $100,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of banks. The Credit Facility has a three-year commitment maturing on January 20, 2014. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 2.25%, depending on the Fund’s asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to one-month LIBOR plus 1.75%, based on current asset coverage ratios. The Fund will pay a fee of 0.35% per annum on any unused amounts of the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

For the six months ended May 31, 2012, the average amount outstanding under the Credit Facility was $53,093 with a weighted average interest rate of 2.12%. As of May 31, 2012, the Fund had $24,000 outstanding under the Credit Facility at an interest rate of 2.16%.

11.	Senior Unsecured Notes

At May 31, 2012, the Fund had $165,000 aggregate principal amount of senior unsecured notes (“Senior Notes”). On March 22, 2012, the Fund completed a private placement with institutional investors of $50,000 of Senior Notes. Net proceeds from the offering were used to repay borrowings under the Fund’s Credit Facility, to make new portfolio investments and for general corporate purposes.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

The table below sets forth the key terms of each series of the Senior Notes.

Series	Principal Outstanding, November 30, 2011	Principal Issued	Principal Outstanding, May 31, 2012	Estimated Fair Value May 31, 2012	Fixed Interest Rate	Maturity
A	$55,000	$—	$55,000	$58,300	3.93%	3/3/16
B	60,000	—	60,000	66,000	4.62%	3/3/18
C	—	50,000	50,000	50,800	4.00%	2/22/22

	$115,000	$50,000	$165,000	$175,100

Holders of the fixed rate Senior Notes are entitled to receive cash interest payments semi-annually (on September 3 and March 3) at the fixed rate. During the six months ended May 31, 2012, the weighted average interest rate on the outstanding Senior Notes was 4.25%.

As of May 31, 2012, each series of Senior Notes were rate “AAA” by FitchRatings. In the event the credit rating on any series of Senior Notes falls below “A-” (FitchRatings), the interest rate on such series will increase by 1% during the period of time such series is rated below “A-”. The Fund is required to maintain a current rating from one rating agency with respect to each series of Senior Notes.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Fund. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Senior Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At May 31, 2012, the Fund was in compliance with all covenants under the agreements of the Senior Notes.

12.	Preferred Stock

At May 31, 2012, the Fund had 2,600,000 shares of mandatory redeemable preferred stock outstanding, with a liquidation value of $65,000 ($25.00 per share). On March 22, 2012, the Fund completed a private placement with institutional investors of $30,000 of mandatory redeemable preferred stock. Net proceeds from the offering were used to repay borrowings under the Fund’s Credit Facility, to make new portfolio investments and for general corporate purposes.

The table below sets forth the key terms of each series of the mandatory redeemable preferred stock.

Series	Liquidation Value November 30, 2011	Liquidation Value Shares Issued	Liquidation Value May 31, 2012	Estimated Fair Value May 31, 2012	Rate	Maturity Redemption Date
A	$35,000	$—	$35,000	$37,400	5.32%	3/3/18
B	—	30,000	30,000	30,600	4.50%	2/22/20

	$35,000	$30,000	$65,000	$68,000

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

NOTES TO FINANCIAL STATEMENTS

(amount in 000’s, except number of option contracts, share and per share)

(UNAUDITED)

Holders of the mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

As of May 31, 2012, the Fund’s mandatory redeemable preferred stock were rated “AA” by FitchRatings. The dividend rate on the Fund’s mandatory redeemable preferred stock will increase between 0.5% and 4.0% if the credit rating is downgraded below “A” (FitchRatings). Further, the annual dividend rate will increase by 4.0% if no ratings are maintained, and the dividend rate will increase by 5.0% if the Fund fails to make quarterly dividend or certain other payments. The Fund is required to maintain a current rating from one rating agency with respect to each series of mandatory redeemable preferred stock.

The mandatory redeemable preferred stock ranks senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Fund and is also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Fund.

At May 31, 2012, the Fund was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

13.	Common Stock

At May 31, 2012, the Fund has 197,400,000 shares of common stock authorized. Of the 21,805,946 shares of common stock outstanding at May 31, 2012, KAFA owned 4,000 shares. Transactions in common shares for the six months ended May 31, 2012 were as follows:

Shares outstanding at November 30, 2011	21,663,977
Shares issued through reinvestment of distributions	141,969

Shares outstanding at May 31, 2012	21,805,946

14.	Subsequent Events

On June 27, 2012, the Fund declared its quarterly distribution of $0.43 per common share for the fiscal second quarter for a total of $9,377. The distribution was paid on July 20, 2012 to common stockholders of record on July 13, 2012. Of this total, pursuant to the Fund’s dividend reinvestment plan, $1,115 was reinvested into the Fund through the issuance of 42,704 shares of common stock.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

GLOSSARY

(UNAUDITED)

This glossary contains definitions of certain key terms, as they are used in our investment objective and policies and as described in this Semi-Annual Report. These definitions may not correspond to standard sector definitions.

“Energy Assets” means assets that are used in the energy sector, including assets used in exploring, developing, producing, generating, transporting, transmitting, storing, gathering, processing, refining, distributing, mining or marketing of natural gas, natural gas liquids, crude oil, refined products, coal or electricity.

“Energy Companies” means companies that own and operate Energy Assets or provide energy-related services. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenues or operating income from operating Energy Assets or providing services for the operation of such Energy Assets or (ii) have Energy Assets that represent the majority of their assets.

“General Partner MLPs” means Master Limited Partnerships whose assets consist of ownership interests of an affiliated Master Limited Partnership (which may include general partnership interests, incentive distribution rights, common units and subordinated units).

“Master Limited Partnerships” means limited partnerships and limited liability companies that are publicly traded and are treated as partnerships for federal income tax purposes.

“Midstream Assets” means assets used in energy logistics, including, but not limited to, assets used in transporting, storing, gathering, processing, distributing, or marketing of natural gas, natural gas liquids, crude oil or refined products.

“Midstream Companies” means companies, other than Midstream MLPs, that own and operate Midstream Assets. Such companies are not structured as Master Limited Partnerships and are taxed as corporations. For purposes of this definition, this includes companies that (i) derive at least 50% of their revenue or operating income from operating Midstream Assets or (ii) have Midstream Assets that represent the majority of their assets.

“Midstream/Energy Sector” consists of (a) Midstream MLPs, (b) Midstream Companies, (c) Other MLPs and (d) Other Energy Companies.

“Midstream Sector” consists of (a) Midstream MLPs and (b) Midstream Companies.

“Midstream MLPs” means MLPs that principally own and operate Midstream Assets. Midstream MLPs also include (a) MLPs that provide transportation and distribution services of energy related products through the ownership of marine transportation vessels, (b) General Partner MLPs whose assets consist of ownership interests of an affiliated Midstream MLP and (c) MLP Affiliates of Midstream MLPs.

“MLPs” means entities that are structured as Master Limited Partnerships and their affiliates and includes Midstream MLPs, Other MLPs and MLP Affiliates.

“MLP Affiliates” means affiliates of Master Limited Partnerships, substantially all of whose assets consist of i-units. MLP Affiliates are not treated as partnerships for federal income tax purposes.

“Other Energy Companies” means Energy Companies, excluding MLPs and Midstream Companies.

“Other MLPs” consists of (a) upstream MLPs, (b) coal MLPs, (c) propane MLPs and (d) MLPs that operate other energy assets or provide energy-related services.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC. (“KMF”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

■  Social Security number and account balances

■  Payment history and transaction history

■  Account transactions and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KMF chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does KMF share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	No
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PRIVACY POLICY NOTICE

(UNAUDITED)

Who we are
Who is providing this notice?	KMF

What we do
How does KMF protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Access to your personal information is on a need-to-know basis. KMF has adopted internal policies to protect your non-public personal information.

How does KMF collect my personal information?

We collect your personal information, for example, when you

■  Open an account or provide account information

■  Buy securities from us or make a wire transfer

■  Give us your contact information

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

■  sharing for affiliates’ everyday business purposes — information about your creditworthiness

■  affiliates from using your information to market to you

■  sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ■ KMF does not share with our affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ■ KMF does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ■ KMF does not jointly market.

Other important information
None.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

Kayne Anderson Midstream/Energy Fund, Inc., a Maryland corporation (the “Fund”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Fund may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Fund to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Fund’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Fund’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

request to terminate a Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Fund related proxy solicitation materials and each Corporation report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Fund.

10. In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Fund.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

DIVIDEND REINVESTMENT PLAN

(UNAUDITED)

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: November 18, 2010

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION

(UNAUDITED)

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863;

•	on the Fund’s website, http://www.kaynefunds.com; and

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

The Fund will file a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q will be available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Fund will also make its Forms N-Q available on its website at http://www.kaynefunds.com.

INFORMATION REGARDING CHANGES TO INVESTMENT POLICY

(UNAUDITED)

On March 28, 2012, the Fund’s board of directors approved a change to its non-fundamental investment policy related to debt securities. The prior policy allowed 10% of the Fund’s total assets to be invested in unrated debt securities. The revised policy allows 10% of the Fund’s total assets to be invested in unrated debt securities or debt securities that are rated less than “B-” (Standard & Poor’s or FitchRatings) / “B3” (Moody’s) of public or private companies.

The revised policy related to debt securities was effective July 1, 2012 as follows:

The Fund may invest up to 30% of its total assets in debt securities of Energy Companies. Up to 10% of its total assets may be invested in (i) unrated debt securities or (ii) debt securities that are rated less than “B-” / “B3” of public or private companies. The balance of such debt investments may be invested in securities which are rated, at the time of investment at least “B-” (or an equivalent rating) by a nationally recognized ratings agency at the time of the investment. For the purposes of determining if an investment satisfies this test, the Fund will look to the highest credit rating on such debt investment.

REPURCHASE DISCLOSURE

(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common and preferred stock and its Senior Notes in the open market or in a privately negotiated transactions.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

(UNAUDITED)

On June 28, 2012, the Fund held its annual meeting of stockholders where the following matters were approved by stockholders. As of the record date of May 11, 2012 (the “Record Date”), the Fund had 21,805,946 outstanding shares of common stock and 2,600,000 outstanding shares of mandatory redeemable preferred stock, each of which was entitled to cast one vote. Represented in person or by proxy at this meeting were a total of 21,877,654 shares of common stock and mandatory redeemable preferred stock, constituting a quorum.

(i)	The election of Barry R. Pearl and William L. Thacker as Class II directors, each to serve for a term of three years until the Fund’s 2015 annual meeting of stockholders and until his successor is duly elected and qualified.

The election of Mr. Pearl required the affirmative vote of the holders of a majority of shares of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. On this matter, 21,588,406 shares were cast in favor and 289,248 shares withheld authority in the election of Mr. Pearl.

The election of Mr. Thacker requires the affirmative vote of the holders of a majority of the Fund’s mandatory redeemable preferred stock outstanding and entitled to be cast for the election. On this matter, 1,500,000 shares were cast in favor and no shares withheld authority in the election of Mr. Thacker.

As a result of the vote on this matter, Mr. Pearl and Mr. Thacker were each elected to serve as director of the Fund for a three-year term.

William R. Cordes and Albert L. Richey continued as directors with terms expiring on the date of the Fund’s 2013 annual meeting of stockholders; Kevin S. McCarthy continued as a director with a term expiring on the date of the Fund’s 2014 annual meeting of stockholders.

(ii)	The ratification of PricewaterhouseCoopers LLP as the Fund’s independent registered public accounting firm for the fiscal year ending November 30, 2012.

Approval of this proposal required the affirmative vote of a majority of the votes cast by the holders of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class. For the purposes of this proposal, each share of common stock and each share of mandatory redeemable preferred stock is entitled to one vote. For purposes of the vote on this proposal, abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote.

On this matter, 21,838,146 shares were cast in favor, 109,425 shares were cast against, 119,261 shares abstained, and there were no broker non-votes.

As a result of the vote on this matter, the proposal was approved.

(iii)	The approval of a proposal to authorize the Fund to sell shares of its common stock at a net price below net asset value per share, so long as the gross price (before underwriting fees, commissions and offering expenses) is above net asset value per share, effective for a period expiring on the date of the Fund’s 2013 annual meeting of stockholders. Approval of this proposal required both of the following:

a.	The affirmative vote of a majority of all holders of the Fund’s common stock on the records of the Fund’s transfer agent (“Registered Common Stockholders”) as of the Record Date (the “Registered Common Stockholder Vote”). For purposes of the Registered Common Stockholder Vote, abstentions will have the effect of votes against this proposal; and broker non-votes are not relevant for this vote because Registered Common Stockholders are “stockholders of record” with the transfer agent and, therefore, do not hold their shares through a broker.

With respect to this requirement, out of 13 total Registered Common Stockholders, 12 voted in favor, none voted against, none abstained, and there were no broker non-votes.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

RESULTS OF ANNUAL MEETING OF STOCKHOLDERS

(UNAUDITED)

b.	The affirmative vote of a majority of the votes cast by the holders of the Fund’s common stock and mandatory redeemable preferred stock outstanding as of the Record Date, voting together as a single class (the “Majority Stockholder Vote”). For the purposes of the Majority Stockholder Vote, abstentions will have the effect of votes against this proposal, and broker non-votes will have no effect on the outcome.

With respect to this requirement, 7,907,094 shares were cast in favor, 437,947 shares were cast against, 200,230 shares abstained, and there were 13,332,383 broker non-votes.

As a result of the vote on this matter, the proposal was approved.

Directors and Corporate Officers

Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer

William R. Cordes	Director

Barry R. Pearl	Director

Albert L. Richey	Director

William L. Thacker	Director

Terry A. Hart	Chief Financial Officer and Treasurer

David J. Shladovsky	Chief Compliance Officer and Secretary

J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer

James C. Baker	Executive Vice President

Ron M. Logan, Jr.	Senior Vice President

Jody C. Meraz	Vice President

Investment Adviser KA Fund Advisors, LLC 717 Texas Avenue, Suite 3100 Houston, TX 77002	Administrator Ultimus Fund Solutions, LLC 350 Jericho Turnpike, Suite 206 Jericho, NY 11753

1800 Avenue of the Stars, Third Floor Los Angeles, CA 90067	Stock Transfer Agent and Registrar American Stock Transfer & Trust Company, LLC 6201 15th Avenue Brooklyn, NY 11219

Custodian JPMorgan Chase Bank, N.A. 14201 North Dallas Parkway, Second Floor Dallas, TX 75254	Independent Registered Public Accounting Firm PricewaterhouseCoopers LLP 350 South Grand Avenue Los Angeles, CA 90071

Legal Counsel Paul Hastings LLP 55 Second Street, 24th Floor San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

Please see the schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Companies and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON MIDSTREAM/ENERGY FUND, INC.

Date: July 30, 2012	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: July 30, 2012	By:	/s/ KEVIN S. MCCARTHY
Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

Date: July 30, 2012	By:	/s/ TERRY A. HART
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index

(a)(1) Not applicable to semi-annual reports.

(a)(2) Separate certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.

(b) Certification of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.